QUINN P. FANNING
QUINN P. FANNING
Executive VP and CFO
Executive VP and CFO
PARETO SECURITIES OIL &
PARETO SECURITIES OIL &
OFFSHORE CONFERENCE 2011
OFFSHORE CONFERENCE 2011
Sept. 1, 2011 Sept. 1, 2011
Exhibit 99.1

In accordance with the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, volatility in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, field development and production; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty in accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation, especially in higher risk countries where we operate; foreign currency fluctuations; labor influences proposed by international conventions; increased regulatory burdens and oversight following the Deepwater Horizon incident; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risk factors as well as other information contained in this report.
Phone:
504.568.1010
Fax:
504.566.4580
Web:
www.tdw.com
Email:
connect@tdw.com
FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS

KEY TAKEAWAYS
KEY TAKEAWAYS
•
Culture of safety & operating excellence
•
History of earnings growth and solid returns
•
Unmatched scale and scope of operations
•
World’s largest and newest fleet provides
basis for continued earnings growth
•
Strong balance sheet allows us to act upon
available opportunities

SAFETY REMAINS A TOP PRIORITY SAFETY REMAINS A TOP PRIORITY SM 4

SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
0.80
2002 2003 2004 2005 2006 2007 2008 2009 2010
CALENDAR YEARS
TOTAL RECORDABLE INCIDENT RATES
TIDEWATER
DOW CHEMICAL
CHEVRON
EXXON/MOBIL

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels.
Adjusted Return
On Avg. Equity    4.3%            7.2% 12.4% 18.5%            18.3% 19.5%             11.4%             4.0%
Adjusted EPS**
Adjusted EPS**
HISTORY OF EARNINGS GROWTH
HISTORY OF EARNINGS GROWTH
AND SOLID THROUGH-CYCLE RETURNS
AND SOLID THROUGH-CYCLE RETURNS
$2.40
$5.20
$7.89
$1.03
$1.78
$3.33
$5.94
$6.39
$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal
2004
Fiscal
2005
Fiscal
2006
Fiscal
2007
Fiscal
2008
Fiscal
2009
Fiscal
2010
Fiscal
2011

Unique global footprint
50+ years of Int’l experience
International (non U.S.) markets generally
characterized by:
•
More growth
•
Longer contracts
•
Better utilization
•
Higher dayrates
Solid customer base of NOC’s and IOC’s
INTERNATIONAL STRENGTH
INTERNATIONAL STRENGTH

North America
15
(6%)
Central/South America
54
(21%)
Europe / M.E.
39
(15%)
Far East
28
(10%)
International / U.S.
2011:  94% / 6%
2000:  62% / 38%
OUR GLOBAL FOOTPRINT
OUR GLOBAL FOOTPRINT
Vessel Distribution by Region
Vessel Distribution by Region
(excludes stacked vessels –
(excludes stacked vessels –
as of 6/30/11)
as of 6/30/11)
West Africa
125
(48%)

Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others (1,932 total
vessels for
350+ owners)
9
0
100
200
300
265
132
107
73
66
65
5
VESSEL POPULATION BY OWNER
VESSEL POPULATION BY OWNER
(AHTS and PSV’s only) – Estimated as of August 2011
Tidewater AHTS and PSV fleet includes 145 vessel additions since 2000
400

CURRENT REVENUE MIX
CURRENT REVENUE MIX
Quality of Customer Base
Quality of Customer Base
Our top 10 customers in Fiscal 2011 (5 Super Majors,
3 NOC’s and 2 large independents) accounted for 63% of our revenue
Super Majors
36%
NOC's
28%
Others
36%

Vessel Count Estimated Cost
AHTS 102 $1,793m
PSV’s 88 $1,843m
Crewboats & Tugs 67 $289m
TOTALS: 257 $3,925m
(1)
.
At 6/30/11, 196 new vessels were in our fleet with ~5.4 year average age
Vessel Commitments
Jan. ’00 – June ‘11
(1) $3,354m (85%) funded through 6/30/11
THE LARGEST MODERN OSV FLEET
IN THE INDUSTRY….
THE LARGEST MODERN OSV FLEET
THE LARGEST MODERN OSV FLEET
IN THE INDUSTRY….
IN THE INDUSTRY….

Count
AHTS 17
PSV 22
Crew and Tug 1
Total 40
Vessels Under Construction*
As of June 30, 2011
* Includes 12 new vessel purchase commitments at 6/30/11
Estimated delivery schedule – 25 in FY ‘12, 11 in FY ‘13 and 4 thereafter.
CAPX of $400m in remainder of FY ‘12, $147m in FY ‘13 and $24m in FY ’14.
…. AND MORE TO COME
…. AND MORE TO COME
…. AND MORE TO COME

Fiscal Year
Actual vessel deliveries through 6/30/11; estimated vessel deliveries based on commitments to build or acquire as of 6/30/11
THROUGH-CYCLE, EVA-BASED  INVESTMENT;
BALANCE BETWEEN “BUY” and “BUILD”
THROUGH-CYCLE, EVA-BASED  INVESTMENT;
THROUGH-CYCLE, EVA-BASED  INVESTMENT;
BALANCE BETWEEN “BUY”
BALANCE BETWEEN “BUY”
and “BUILD”
and “BUILD”
0
5
10
15
20
25
30
35
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Through 6/30/11, vessel
commitments include 257 vessels
with a capital cost of $3.925 billion

RECENT VESSEL COMMITMENTS
RECENT VESSEL COMMITMENTS
RECENT VESSEL COMMITMENTS
0
2
4
6
8
10
12
9/30/09
Qtr
12/31/09
Qtr
3/31/10
Qtr
6/30/10
Qtr
9/30/10
Qtr
12/31/10
Qtr
3/31/11
Qtr
6/30/11
Qtr
Amounts depict vessel count and total cost in quarter commitment was made to acquire (not when delivery or payments were made)
$96M
$55M
$72M
$179M
1 MPSV
1 PSV
4 AHTS
6 AHTS
6 AHTS
3 PSV’s
48 vessels over last two years with
a total capital cost of $958 million
$177M
4 PSV’s
4 AHTS
1 PSV
9 AHTS
$139M
$101M
2 PSV’s
4 PSV
3 AHTS
$139M

SIGNIFICANT AVERAGE
AGE IMPROVEMENT
SIGNIFICANT AVERAGE
SIGNIFICANT AVERAGE
AGE IMPROVEMENT
AGE IMPROVEMENT
Assumptions:
2) Includes 40 vessels under construction, including 12 vessel purchase commitments (based on current estimated delivery schedule), plus additional newbuilds/acquisitions of ~20 vessels per year (approximately $500 million in new capital commitments per year). Tidewater is not committed to spending $500 million annually, but we use this assumption in estimating average fleet age in the future.
20
16
6
0
5
10
15
20
3/31/06 3/31/07 3/31/08 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14
1) Average 45 vessel disposals per year in future (versus an average of 52 vessel dispositions per year over last 3 years).

Over a 12-year period, Tidewater has invested $3.8 billion in CapEx ($3.3 billion in the “new” fleet), and paid out $995 million through dividends and share repurchases.  Over the same period,
CFFO and proceeds from dispositions were $3.4 billion and $690 million, respectively
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
CAPX Dividend Share Repurchase
$ in millions
CFFO
Fiscal Year
FLEET RENEWAL & EXPANSION
FUNDED BY CFFO THROUGH FISCAL 2011
FLEET RENEWAL & EXPANSION
FLEET RENEWAL & EXPANSION
FUNDED BY CFFO THROUGH FISCAL 2011
FUNDED BY CFFO THROUGH FISCAL 2011

Senior Unsecured Notes $590 million
Average Life to Maturity (as of 9/30/11)
~ 8.5 years
Weighted Average Coupon 4.30%
Term Loan $125 million
Revolving Line of Credit $450 million
Remaining Term ~ 4½ years
Interest Rate
LIBOR plus 1.5% to
2.25%, based on leverage
Private Placement Financings:
Private Placement Financings:
New Credit Facilities:
New Credit Facilities:
~ $40 million in senior notes maturities in Fiscal 2012 (July)
RECENT FINANCINGS WILL FUND GROWTH
AT AN ATTRACTIVE RELATIVE COST
RECENT FINANCINGS WILL FUND GROWTH
RECENT FINANCINGS WILL FUND GROWTH
AT AN ATTRACTIVE RELATIVE COST
AT AN ATTRACTIVE RELATIVE COST

Pro Forma as of June 30, 2011 *
Cash & Cash Equivalents $321 million
Total Debt $825 million
Shareholders Equity $2,528 million
Net Debt / Net Capitalization 17%
Total Debt / Capitalization 25%
* Pro forma based on (i) $165 million private placement financing completed in August
2011 and (ii) $40 million in senior note maturities in July 2011. Pro Forma liquidity as of 6/30/11 of ~$900 million includes $575 million available under bank credit facilities.
STRONG FINANCIAL POSITION
PROVIDES STRATEGIC OPTIONALITY
STRONG FINANCIAL POSITION
STRONG FINANCIAL POSITION
PROVIDES STRATEGIC OPTIONALITY
PROVIDES STRATEGIC OPTIONALITY

Quarter Ended
6/30/11 6/30/10
Revenues $255 $263
Net Earnings $25 $40
EPS $0.48 $0.77
Net Cash from Operations $27 $53
Capital Expenditures $70 $141
$ in Millions, Except Per Share Data
RECENT FINANCIAL RESULTS
RECENT FINANCIAL RESULTS
REFLECT CYCLICAL DOWNTURN
REFLECT CYCLICAL DOWNTURN

FLEET CASH OPERATING MARGINS
FLEET CASH OPERATING MARGINS
FLEET CASH OPERATING MARGINS
Traditional Vessels
New Vessels
Cash Oper Margin
Note:  Cash operating margins are defined as vessel revenue less vessel operating expenses
Fiscal Years
$0
$100
$200
$300
$400
$500
$600
$700
$800
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
38.6% 37.6% 46.5% 41.9% 36.9% 38.7% 49.1% 54.6% 51.9% 51.3% 46.8% 39.3%

WHERE COULD FISCAL 2014 FIND US?
Potential for Earnings Acceleration
WHERE COULD FISCAL 2014 FIND US?
WHERE COULD FISCAL 2014 FIND US?
Potential for Earnings Acceleration
Potential for Earnings Acceleration
Avg. Dayrates
$14,091*
$15,500
(+ 10%)
$17,050
(+ 10%)
84.4%*
85.0%
90.0%
~$3.50
EPS
~$5.25
EPS
~$8.75
EPS
271 vessel assumption (196 current new vessels + 40 under construction + ~ 20 additional new vessels per year for two years).
* 6/30/11 quarterly actual stats
This info is not meant to be a
prediction of future earnings
performance, but simply an
indication of earning sensitivities
resulting from future fleet
additions and reductions and
varying operating assumptions
~$400M+
EBITDA
~$500M
EBITDA
~$700M
EBITDA

FINANCIAL STRATEGY FOCUSED
ON CREATING LONG-TERM
SHAREHOLDER VALUE
FINANCIAL STRATEGY FOCUSED
FINANCIAL STRATEGY FOCUSED
ON CREATING LONG-TERM
ON CREATING LONG-TERM
SHAREHOLDER VALUE
SHAREHOLDER VALUE
Maintain
Maintain
Financial Strength
Financial Strength
EVA-Based Investments
EVA-Based Investments
On Through-cycle Basis
On Through-cycle Basis
Deliver Results
Deliver Results

QUINN P. FANNING
QUINN P. FANNING
Executive VP and CFO
Executive VP and CFO
PARETO SECURITIES OIL &
OFFSHORE CONFERENCE 2011
PARETO SECURITIES OIL &
PARETO SECURITIES OIL &
OFFSHORE CONFERENCE 2011
OFFSHORE CONFERENCE 2011
Sept. 1, 2011
Sept. 1, 2011 Sept. 1, 2011

24 APPENDIX APPENDIX APPENDIX

Source: ODS-Petrodata and Tidewater
GOM accounts for 34 of the 54 working jackup count variance from June 2008
(Peak) to August 2011 (post-Horizon)
GOM Semi & Drillship count drops by 7 units (from 31 to 24) between April 2010 and August 2011; offset by an increase of 23 units in the rest of world
Jackups Semis Drillships Total
June 2008
(Peak)
379 145 30 554
Late-April 2010
(pre-Horizon)
323 150 46 519
August 2011
(post-Horizon)
325 159 53 537
WORKING RIG COUNTS
“Peak to Present”
WORKING RIG COUNTS
WORKING RIG COUNTS
“Peak to Present”
“Peak to Present”

Other Operators Top 10 Customers
Tidewater’s top 10 customers contract ~24% of the working worldwide jackup fleet and ~50% of the working worldwide floater fleet
Jackups
(325 Working Rigs)
Floater Rigs
(212 Working Rigs)
78
247
107
Source: ODS-Petrodata and Tidewater
Other Operators
Top 10 customers
105
RIGS CONTRACTED BY OUR
TOP 10 CUSTOMERS
(Estimated as of August 2011)
RIGS CONTRACTED BY OUR
RIGS CONTRACTED BY OUR
TOP 10 CUSTOMERS
TOP 10 CUSTOMERS
(Estimated as of August 2011) (Estimated as of August 2011)

Source: ODS-Petrodata and Tidewater
As of late-August 2011, there are approximately 456 additional AHTS and
PSV’s (~17% of the global fleet) under construction.
Vessels > 25 years old today
THE WORLDWIDE OSV FLEET – RETIREMENTS
EXPECTED TO EXCEED NEW DELIVERIES
THE WORLDWIDE OSV FLEET –
THE WORLDWIDE OSV FLEET –
RETIREMENTS
RETIREMENTS
EXPECTED TO EXCEED NEW DELIVERIES
EXPECTED TO EXCEED NEW DELIVERIES
(Includes AHTS and PSV’s only) Estimated as of August 2011
0
50
100
150
200
250
300
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010
Global fleet estimated at 2,640 vessels, including 348 vessels that are
30+ yrs old (13%), and another 410 vessels that are 25-29 yrs old (16%)

* Dayrate and utilization information is for all classes of vessels operating international
$100 change in dayrate = ~$7.9M in annual revenue
1% change in utilization = ~$15.1M in annual revenue
INTERNATIONAL VESSELS
Dayrates and Utilization
INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
Dayrates and Utilization
Dayrates and Utilization
$4,000
$6,000
$8,000
$10,000
$12 ,000
$14 ,000
50%
60%
70%
80%
90%
6/08 12/08 6/09 12/09 6/10 12/10 6/11
Dayrate
Utilization

INTERNATIONAL VESSELS
DAYRATES
INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
DAYRATES
DAYRATES
* Dayrate and utilization information is for all classes of vessels operating international
$3,000
$6,000
$9,000
$12,000
$15,000
$18,000
06/08 12/08 06/09 12/09 06/10 12/10 06/11
New Vessels
Traditional Vessels

$4,000
$9,000
$14,000
$19,000
30%
50%
70%
90%
6/08 12/08 6/09 12/09 6/10 12/10 6/11
DOMESTIC VESSELS
Dayrates and Utilization
DOMESTIC VESSELS
DOMESTIC VESSELS
Dayrates and Utilization
Dayrates and Utilization
* Dayrate and utilization information is for all classes of vessels operating in the U.S.
Dayrate
Utilization

DOMESTIC VESSEL DAYRATES
DOMESTIC VESSEL DAYRATES
DOMESTIC VESSEL DAYRATES
* Dayrate and utilization information is for all classes of vessels operating in the U.S.
$4,000
$8,000
$12,000
$16,000
$20,000
$24,000
06/08 12/08 06/09 12/09 06/10 12/10 06/11
New Vessels
Traditional Vessels

OSX 42%
S&P 500 14%
DJIA 27%
TDW 18%
RETURNS vs the MARKET
FIVE YEAR STOCKHOLDER RETURN
RETURNS vs the MARKET
RETURNS vs the MARKET
FIVE YEAR STOCKHOLDER RETURN
FIVE YEAR STOCKHOLDER RETURN
-60.0%
-40.0%
-20.0%
0.0%
20.0%
40.0%
60.0%
80.0%
TDW DJIA S&P 500 OSX